UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 30, 2010

MEMC Electronic Materials, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of Incorporation)	1-13828 (Commission File Number)	56-1505767 (I.R.S. Employer Identification Number)

501 Pearl Drive (City of O'Fallon) St. Peters, Missouri (Address of principal executive offices)	63376 (Zip Code)

(636) 474-5000 (Registrant's telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On November 30, 2010, MEMC Electronic Materials, Inc. (the “Company”) will conduct a conference call and make a webcast presentation at the Robert W. Baird & Co., Inc. Clean Technology Conference.  The presentation to be made during this conference call and webcast is furnished herewith as Exhibit 99.1 and incorporated by reference in this Item 7.01. All information contained in Exhibit 99.1 is presented as of the date referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits	Item

99.1	Presentation to be made at Robert W. Baird & Co., Inc. Clean Technology Conference on November 30, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Date: November 30, 2010	By:	/s/ Bradley D. Kohn
Name: Bradley D. Kohn
Title: Senior Vice President and General Counsel

Exhibit Index

Number	Item

99.1	Presentation to be made at Robert W. Baird & Co., Inc. Clean Technology Conference on November 30, 2010.